EXHIBIT 99(a)

Bausch & Lomb Incorporated

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Ronald L. Zarrella, Chairman and Chief Executive Officer of Bausch & Lomb Incorporated (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.

the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald L. Zarrella Ronald L. Zarrella Chairman and Chief Executive Officer
November 1, 2002